CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Net Income	$ 46,643	$ 98,711	$ 15,101
Other Comprehensive Income (Loss)
Translation Differences	(55)	(89)	(210)
Unrealized Gain (Loss) on Defined benefit plan	327	(192)	(22)
Other Comprehensive Income (Loss)	272	(281)	(232)
Total Comprehensive Income	$ 46,915	$ 98,430	$ 14,869